UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1080 N. Batavia Street, Suite A Orange, California		92867
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (855) 558-8363

U-Vend, Inc. 1507 7th Street, #425 Santa Monica, California 90401

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

BoxScore Brands, Inc.

February 26, 2018

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2018, pursuant to prior approvals by our board of directors and stockholders owning in excess of a majority of the voting power of our outstanding shares, we filed a Certificate of Amendment of the Certificate of Incorporation. The Certificate of Amendment changed our corporate name to BoxScore Brands, Inc. from U-Vend Inc. to better reflect the nature of our expanded current business operations.

On March 1, 2018, our shares of common stock will begin trading under the new symbol BOXS on the OTCQB Venture Market.

The Certificate of Amendment of the Certificate of Incorporation is filed as Exhibit 3.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)

Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation filed with the Delaware Secretary of State on February 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXSCORE BRANDS, INC.

Date: March 1, 2018	By:	/s/ David E. Graber
David E. Graber
Chief Executive Officer